Conservative Allocation Portfolio
Schedule of Investments (unaudited)
As of March 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (24.2%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,788,325	92,778
Vanguard Extended Market Index Fund Admiral Shares	151,180	16,086
		108,864
International Stock Fund (16.0%)
Vanguard Total International Stock Index Fund Admiral Shares	2,431,443	72,092
U.S. Bond Fund (41.8%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	18,102,479	187,904
International Bond Fund (18.0%)
Vanguard Total International Bond Index Fund Admiral Shares	4,132,600	80,751
Total Investment Companies (Cost $485,779)		449,611
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.839% (Cost $39)	392	39
Total Investments (100.0%) (Cost $485,818)		449,650
Other Assets and Liabilities—Net (0.0%)		(29)
Net Assets (100%)		449,621
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At March 31, 2023, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Mar. 31, 2023 Market Value ($000)
Vanguard Extended Market Index Fund	15,687	51	533	201	680	50	—	16,086
Vanguard Market Liquidity Fund	17	NA1	NA1	—	—	1	—	39
Vanguard Total International Bond Index Fund	76,631	1,784	109	1	2,444	310	—	80,751
Vanguard Total International Stock Index Fund	70,651	828	3,916	281	4,248	149	—	72,092
Vanguard Variable Insurance Funds—Equity Index Portfolio	87,074	6,092	2,652	659	1,605	1,350	2,991	92,778
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	181,747	6,873	1,804	14	1,074	4,548	—	187,904
Total	431,807	15,628	9,014	1,156	10,051	6,408	2,991	449,650
1	Not applicable—purchases and sales are for temporary cash investment purposes.